UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 27, 2006 (June 23, 2006)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
First Amendment to Credit Agreement
Second Amendment to Receivables Purchase Agreement

Item 1.01 Entry Into a Material Definitive Agreement.
Amendment to Credit Agreement
     On June 23, 2006, Arch Coal, Inc. (the “Company”) entered into an amendment (the “Credit Amendment”) to its credit agreement, dated December 22, 2004 (the “Credit Agreement”) with the banks named in the Credit Agreement and PNC Bank, National Association, as administrative agent for the banks party thereto.
     The purpose of the Credit Amendment was to change the pricing grid upon which the interest rate on borrowings under the credit facility is determined and to extend the maturity dated from December 22, 2009 to June 23, 2011. Prior to the Credit Amendment, the interest rate on borrowings under the credit facility was a floating rate based on LIBOR determined by reference to the Company’s credit rating. As amended, the floating interest rate on borrowings is determined by reference to the Company’s leverage ratio, as calculated in accordance with the Credit Amendment.
     The Credit Amendment also revised certain negative covenants and other provisions to provide the Company with greater flexibility to pursue strategic investments and provided the Company the option to increase the maximum amount of the credit facility from $700.0 million to $800.0 million. The Company exercised its option concurrently with the closing of the Credit Amendment. Except as set forth in the Credit Amendment, the Credit Agreement remains in full force and effect in accordance with its terms.
     As of May 31, 2006, the Company had approximately $25.0 million and $40.3 million of borrowings and letters of credit, respectively, outstanding under the Credit Agreement.
     Some of the banks under the Credit Agreement and/or their affiliates have or may have had various relationships with the Company and its subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting and commercial banking services, including issuances of letters of credit, for which the financial institutions and/or affiliates receive customary fees, and, in some cases, out-of-pocket expenses.
     The Company described the material terms of the Credit Agreement in Item 1.01 of its Current Report on Form 8-K filed on December 28, 2004, and incorporates that description herein by this reference, appropriately modified as set forth above.
     The foregoing description is only a summary and is qualified in its entirety by the provisions of the Credit Amendment. Since the terms of the Credit Amendment may differ from the general information contained herein, you should rely on the actual terms of the Credit Amendment, which is filed with this report as Exhibit 10.1 and is incorporated by reference herein.
Amendment to Receivables Securitization Program
     On June 23, 2006, the Company also entered into an amendment (the “Securitization Amendment”) to its accounts receivable securitization program (the “Receivables Program”) increasing the size of the program from $100.0 million to $150.0 million and changing the payments on amounts funded under the Receivables Program. Prior to the Securitization Amendment, the Company paid fees at rates that varied with the Company’s debt ratings. As amended, these fees will be determined based on rates that vary with the Company’s leverage ratio, as calculated in accordance with the Securitization Amendment. Except as set forth in the Securitization Amendment, the Receivables Program remains in full force and effect in accordance with its terms.
     As of May 31, 2006, the Company had approximately $40.0 million and $56.1 million of borrowings and letters of credit, respectively, outstanding under the Receivables Program.
     The Company described the material terms of the Receivables Program in Item 1.01 of its Current Report on Form 8-K filed on February 16, 2006, and incorporates that description herein by this reference, appropriately modified as set forth above.
     The foregoing description is only a summary and is qualified in its entirety by the provisions of the Securitization Amendment. Since the terms of the Securitization Amendment may differ from the general information contained herein, you should rely on the actual terms of the Securitization Amendment, which is filed with this report as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Information concerning the amounts for which the Company has become obligated under the Credit Agreement, as amended by the Credit Amendment, and under the Receivables Program, as amended by the Securitization Amendment, set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is attached hereto and filed herewith.

Exhibit
No.	Description

10.1	First Amendment to Credit Agreement, dated as of June 23, 2006, by and among Arch Coal, Inc., the banks party thereto, Citicorp USA, Inc., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, each in its capacity as syndication agent, Bank of America, N.A. (as successor-by-merger to Fleet National Bank), as documentation agent, and PNC Bank, National Association, as administrative agent for the banks.

10.2	Second Amendment to Receivables Purchase Agreement, dated as of June 23, 2006, among Arch Receivable Company, LLC, Arch Coal Sales Company, Inc., Market Street Funding LLC, the various financial institutions party thereto and PNC Bank, National Association, as administrator and as LC Bank.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2006	Arch Coal, Inc.

	By:	/s/ Robert G. Jones

Robert G. Jones Vice President – Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description

10.1	First Amendment to Credit Agreement, dated as of June 23, 2006, by and among Arch Coal, Inc., the banks party thereto, Citicorp USA, Inc., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, each in its capacity as syndication agent, Bank of America, N.A. (as successor-by-merger to Fleet National Bank), as documentation agent, and PNC Bank, National Association, as administrative agent for the banks.

10.2	Second Amendment to Receivables Purchase Agreement, dated as of June 23, 2006, among Arch Receivable Company, LLC, Arch Coal Sales Company, Inc., Market Street Funding LLC, the various financial institutions party thereto and PNC Bank, National Association, as administrator and as LC Bank.